SUPPLEMENT DATED JUNE 1, 2018

 FIRST INVESTORS GLOBAL FUND SUMMARY PROSPECTUS
DATED JANUARY 31, 2018, AS SUPPLEMENTED

Effective July 1, 2018, Wellington Management Company LLC will no longer serve as the subadviser for the First Investors Global Fund. Accordingly, the following changes are made to the summary prospectus for the First Investors Global Fund effective as of July 1, 2018:

1.	The second sentence in the second paragraph under the heading “Principal Investment Strategies” is deleted and replaced with the following:

Security selection is based on any one or more of the following characteristics: profitability; return on invested capital; relative valuation; risk/return profile; quality of assets; industry structure/dynamics; earnings growth as a result of positive changes; hidden or unappreciated value; quality of management and/or a strong business model.

2.	The following is added as the second to last sentence of the first paragraph under the heading “Performance”:

 The Fund was managed by a subadviser prior to July 1, 2018.

3.	The information under the heading “Investment Adviser” is deleted and replaced with the following:

Foresters Investment Management Company, Inc.

4.	The information under the heading “Portfolio Manager” is deleted and replaced with the following:

Pedro Marcal, Director of International Equities, has served as the portfolio manager of the Fund since July 2018.

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Please retain this Supplement for future reference.

GSP618